UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2014

Date of Report (Date of earliest event reported)

Vapor Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On December 31, 2014, Vapor Group, Inc., a Florida corporation (the "Company" or the “Registrant”) entered into an Acquisition Agreement (the "Agreement") by and among the Company, VGR Media, Inc., a Florida corporation ("VGR Media") and the shareholders of VGR Media (the “Shareholders”), pursuant to which the Company will acquire one hundred percent (100%) of VGR Media from its Shareholders (the “Ownership Interest”). Under Florida law, the Agreement is effective immediately. The result of the Agreement is that VGR Media, Inc. becomes a wholly-owned subsidiary of the Company.

In accordance with the terms and provisions of the Agreement: (i) the Company will acquire from the Shareholders the Ownership Interest (i) in exchange thereof, the Company will issue to the Shareholders an aggregate one hundred thousand (100,000) shares of its Series B preferred stock which cannot be converted into shares of common stock until after one (1) year from the Effective Date of the Agreement, or December 31, 2015; and (ii) the Company will assume all assets and liabilities of VGR Media, including licenses, equipment, product designs, marketing and sale materials, logos, trademarks, copyrights and websites, and trade and debt obligations.

No change in the names of the officers or their titles and responsibilities or in the membership of the directors of the Registrant occurs or will occur as a result of the Agreement, nor are there any changes in the names and titles of the management of VGR Media, Inc., as a result of the Agreement.

The Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or VGR Media in any public reports filed by the Company with the U.S. Securities and Exchange Commission. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Agreement were made only for purposes of the Agreement and as of specified dates, were solely for the benefit of the parties to the Agreement, and are subject to limitations agreed upon by the parties to the Agreement, including being qualified by confidential disclosure schedules provided by the Company and VGR Media in connection with the execution of the Agreement. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

The foregoing is a summary of the material terms of the Agreement. Investors are encouraged to carefully review the full text of the Agreement, a copy of which is filed as Exhibit 1.01 to this Current Report on Form 8-K and is incorporated herein by reference.

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Business Operations

VGR Media, Inc.

VGR Media, Inc., founded in 2014, www.vgr-media.com, is a full service interactive advertising agency, offering customized performance marketing solutions to help marketers of consumer products acquire new customers and maximize their return on investment. Based in Davie, Florida VGR Media operates in the U.S. and internationally. VGR Media’s competitive advantage is that it focuses on delivering quantifiable, measurable results unlike other interactive advertising agencies.

Vapor Group, Inc.

Vapor Group, Inc., www.vaporgroup.com, is in the business of designing, developing, manufacturing and marketing high quality, vaporizers and e-cigarette brands which use state-of-the-art electronic technology and specially formulated, “Made in the USA” e-liquids, which may or may not contain nicotine. It offers a range of products with unique e-liquid flavors that is unmatched in our industry. Its products are marketed under the Vapor Group, Total Vapor, Vapor 123, and Vapor Products brands which it sells nationwide through distributors, wholesalers and directly to consumers through its own websites and direct response advertising. Total Vapor Inc., Vapor 123 Inc. and Vapor Products, Inc., each a Florida corporation, are each a wholly-owned subsidiary of Vapor Group, Inc.

All of its E-cigarettes consist of a long-life battery, a heating element, a cartridge filled with an “e-liquid” and an atomizer which when heated, vaporizes the e-liquid. Because E-cigarettes are not “lit” like regular cigarettes, they don’t create flame, smoke from burning, ash, tar, noxious fumes or leftover “cigarette butts”. As a result, they may be used virtually anywhere.

Vapor Group is committed to providing E-cigarettes that are convenient and economical to use, safer and healthier than traditional smoking, and which provide a flavorful, enjoyable smoking experience.

Vapor Group, Inc. is managed by a highly experienced team of executives committed to responsible business policies and practices, including the marketing of our products only to those eighteen years of age or older, not making or avoiding claims about our product health benefits, and fulfilling the requirements of all applicable laws and regulations.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Per the terms and conditions of the Agreement, the Company will issue an aggregate of 100,000 shares of its Series B preferred stock to the Shareholders of VGR Media, Inc., and the Shareholders of VGR Media, Inc. will acquire the aggregate 100,000 shares of the Company’s Series B preferred stock in exchange for an aggregate of one hundred percent (100%) of the issued and outstanding capital stock of VGR Media, Inc. owned by the Shareholders, consisting of three hundred and fifty million (350,000,000) shares of restricted common stock of VGR Media, Inc.

The shares are being issued to the Shareholders of VGR Media, Inc., each an individual, in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of Series B preferred stock will not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Shareholders of VGR Media, Inc. acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

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Therefore, as a result of the Agreement following the issuance of the 100,000 shares of the Company’s Series B preferred stock, there will be one million, three hundred and fifty thousand (1,350,000) shares of preferred stock of the Company issued and outstanding, consisting of one million (1,000,000) shares of Series A preferred stock and three hundred and fifty thousand (350,000) shares of Series B preferred stock. As of the date of this Report the 100,000 shares of Series B preferred stock have been issued and are outstanding on the books and records of the Registrant.

Preferred Stock Beneficial Ownership Chart Changes as a Result of the Agreement

The following tables sets forth information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding preferred stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. As of the date of this Current Report, there are 1,350,000 shares of preferred stock.

Name of Beneficial Owner & Shares Issued and Outstanding	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Series A Preferred Stock (1,000,000)
Dror Svorai 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	1,000,000 (1)	100%

Series B Preferred Stock (350,000,000)
Dror Svorai 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	262,500 (1)	75%

Yaniv Nahon 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	87,500 (1)	25%

Jorge Schcolnik 3901 SW 47 Avenue Suite 415 Davie, Florida 33314	-0-	-0-

______________

(1) Each share of Series A Preferred Stock has voting rights equivalent to 10,000 shares of common stock in any election of the shareholders for any purpose and is not convertible into common stock. Each share of Series B Preferred Stock is convertible into 1,800 shares of common stock and has voting rights equivalent to 1,800 shares of common stock in any election of the shareholders for any purpose.

As a result of the Agreement, there were no changes to the beneficial ownership of the Registrant with respect to its shares of common stock.

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SECTION 8 – OTHER EVENTS

None

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Financial Statements of VGR Media, Inc. for the years ended December 31, 2013, to be filed by amendment to this Current Report on Form 8-K.

(b)	Not Applicable

(d)	Exhibits:

No.	Date	Document
1.01	December 31, 2014	Acquisition Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: January 5, 2015	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

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